Exhibit 99.1

REGISTRATION RIGHTS AGREEMENT

by and among

TD AMERITRADE HOLDING CORPORATION,

THE TORONTO-DOMINION BANK,

RODGER O. RINEY,

as voting trustee of the Rodger O. Riney Family Voting Trust U/A/D 12/31/2012

and

THE OTHER STOCKHOLDERS DESCRIBED HEREIN

Dated as of [            ]

THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of [            ], 201[    ] by and among TD Ameritrade Holding Corporation, a Delaware corporation (the “Parent”), The Toronto-Dominion Bank, a Canadian chartered bank (“TD”), the persons listed as Ricketts Stockholders on Exhibit B (collectively, the “Ricketts Stockholders”), Rodger O. Riney, as Voting Trustee (the “Voting Trustee”) of the Rodger O. Riney Family Voting Trust U/A/D 12/31/2012 (the “Trust”), created under the Voting Trust Agreement dated December 31, 2012, as amended on January 21, 2016 (the “Voting Trust Agreement”), and any Stockholder Transferee of the foregoing that becomes a party to this Agreement by executing and delivering a counterpart to this Agreement in the form attached hereto as Exhibit A.

RECITALS

WHEREAS, Parent, TD, and the Ricketts Stockholders were parties to the Amended and Restated Registration Rights Agreement, dated as of June 22, 2005 (“Existing Registration Rights Agreement”); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of October 24, 2016 (the “Merger Agreement”), by and among Scottrade Financial Services, Inc., a Delaware corporation (“Scottrade”), the Voting Trustee, Parent and Alto Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent, the parties hereto desire to enter into this Agreement in order to grant certain registration rights to the Holders of Registrable Securities as set forth below and to amend and restate the Existing Registration Rights Agreement in its entirety.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Definitions.

(a) As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of a Person has the meaning set forth in Rule 12b-2 under the Exchange Act, and “Affiliated” shall have a correlative meaning. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding anything to the contrary set forth in this Agreement, (i) Parent and its Affiliates shall not be deemed to be Affiliates of TD, the Ricketts Stockholders, the Riney Stockholder or any Holder and (ii) none of TD and its Affiliates, the Ricketts Stockholders and their Affiliates, or the Riney Stockholder and its Affiliates, respectively, shall be deemed to be Affiliates of one another.

“Aggregate Offering Price” means the aggregate offering price of Registrable Securities in any offering, calculated based upon the Fair Market Value of the Registrable Securities, in the case of a Minimum Amount, as of the date that the applicable Demand Registration Request is delivered, and in the case of an Underwritten Shelf Takedown, as of the date that the applicable Underwritten Shelf Takedown Notice is delivered.

“Agreement” means this Registration Rights Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments hereto.

“Chosen Courts” has the meaning set forth in Section 13(e)(ii).

“Common Stock” means the common stock, par value $0.01 per share, of Parent and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event).

“Controlling Person” has the meaning set forth in Section 11(a).

“Covered Person” has the meaning set forth in Section 11(a).

“Demand Registration” has the meaning set forth in Section 3(a).

“Demand Registration Request” has the meaning set forth in Section 3(a).

“Equity Securities” means shares of Common Stock or shares of any other class of equity securities of Parent.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Existing Registration Rights Agreement” has the meaning set forth in the Recitals.

“Fair Market Value” means, with respect to any Registrable Securities, the average closing sales price, calculated for the five (5) trading days immediately preceding the date of a determination.

“Free Writing Prospectus” has the meaning set forth in Section 11(a).

“Governmental Entity” means any United States or foreign (i) federal, state, local, municipal or other government, (ii) governmental or quasi-governmental entity of any nature (including, without limitation, any governmental agency, branch, department, official or entity and any court or other tribunal), (iii) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, including, without limitation, any arbitral tribunal and self-regulatory organizations, or (iv) any national securities exchange or national quotation system.

“Holder” means, as applicable, TD, the Ricketts Stockholders, the Riney Stockholder and any Stockholder Transferee that has become a party to this Agreement by executing and delivering a counterpart to this Agreement in the form attached hereto as Exhibit A, in each case to the extent such Person is a holder or beneficial owner of Registrable Securities.

“Initiating Holder(s)” means the Holder(s) requesting an Underwritten Shelf Takedown pursuant to Section 2(e) or a Demand Registration pursuant to Section 3(a); provided that (x) for so long as the Riney Stockholder holds 50% or more of the aggregate Registrable Securities held collectively by the Riney Stockholder and its Stockholder Transferees (collectively, the “Riney Parties” and each, a “Riney Party”), any written notice delivered pursuant to Section 2(e) or Section 3(a) by a Riney Party shall only be valid if delivered by the Riney Stockholder and (y) if the Riney Stockholder holds less than 50% of the Registrable Securities held collectively by the Riney Parties, then the Riney Parties may deliver any such written notice with the consent of Riney Parties holding a majority of the Registrable Securities held collectively by the Riney Parties.

“Laws” means, collectively, any applicable federal, state, local or foreign law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Entity.

“Merger Agreement” has the meaning set forth in the Recitals.

“Minimum Amount” means an amount of Registrable Securities that either (i) is equal to or greater than 8 million shares of Common Stock (as such number may be adjusted hereafter to reflect any stock dividend, subdivision, recapitalization, reclassification, split, distribution, combination or similar event) or (ii) has an Aggregate Offering Price of at least $50 million.

“Parent” has the meaning set forth in the Preamble and includes Parent’s successors by merger, acquisition, reorganization or otherwise.

“Participating Holder” means any Holder participating in an Underwritten Shelf Takedown or Demand Registration that such Holder did not initiate.

“Permissible Withdrawal” means a withdrawal (i) based on the reasonable determination of the Holder who made the Demand Registration Request that there has been, since the date of the applicable Demand Registration Request, a material adverse change in the business, financial condition, results of operations or prospects of Parent, in general market conditions or in market conditions for online brokerage businesses generally, or (ii) in which each of the withdrawing Holders shall have paid or reimbursed on a pro rata basis Parent for all of the reasonable out-of-pocket fees and expenses incurred by Parent in connection with the withdrawn Demand Registration.

“Person” means any natural person, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, foundation, unincorporated organization or government or other agency or political subdivision thereof.

“Piggyback Registration” has the meaning set forth in Section 5(a).

“Piggyback Shelf Registration Statement” has the meaning set forth in Section 5(a).

“Piggyback Shelf Takedown” has the meaning set forth in Section 5(a).

“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.

“Registrable Securities” means, at any time, (i) any shares of Common Stock held or beneficially owned by any Holder, (ii) any shares of Common Stock issued or issuable to any Holder upon the conversion, exercise or exchange, as applicable, of any other Equity Securities held or beneficially owned by any Holder and (iii) any shares of Common Stock issued or issuable to any Holder with respect to any shares described in clauses (i) and (ii) above by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, share subdivision, distribution, recapitalization, merger, consolidation, other reorganization or other similar event (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a Holder of Registrable Securities whenever such Person in its sole discretion has the right to then acquire or obtain from Parent any Registrable Securities, whether or not such acquisition has actually been effected), provided, that any shares of Common Stock issued or issuable provided in clauses (i) through (iii) above shall cease to be Registrable Securities when (A) they have been disposed of pursuant to an effective Registration Statement under the Securities Act, (B) they have been sold or distributed pursuant to Rule 144 or Rule 145 under the Securities Act, (C) they have ceased to be outstanding, or (D) the applicable Holder has withdrawn from the Agreement pursuant to Section 13(p). For the avoidance of doubt, the Escrow Shares (as such term is defined in that certain Escrow Agreement (the “Escrow Agreement”), dated as of the date hereof, by and among Parent, the Voting Trustee and U.S. Bank National Association) shall not be deemed Registrable Securities for purposes of this Agreement unless and until such Escrow Shares are released to the Voting Trustee in accordance with the terms of such Escrow Agreement.

“Registration Expenses” has the meaning set forth in Section 10(a).

“Registration Statement” means any registration statement of Parent under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.

“Ricketts Stockholders” has the meaning set forth in the Preamble.

“Riney Stockholder” means the Voting Trustee acting on behalf of the Trust pursuant to the Voting Trust Agreement.

“Riney Party” and “Riney Parties” have the meaning set forth in this Section 1.

“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

“Scottrade” has the meaning set forth in the Recitals.

“SEC” means the Securities and Exchange Commission or any successor agency administering the Securities Act and the Exchange Act at the time.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

“Shelf Registration” has the meaning set forth in Section 2(a).

“Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Shelf Takedown” has the meaning set forth in Section 2(d).

“Similar Securities” means, in connection with any registration of securities of Parent, all securities of Parent which are (i) the same as or similar to those being registered, (ii) convertible into or exchangeable or exercisable for the securities being registered, or (iii) the same as or similar to the securities into which the securities being registered are convertible into, exchangeable or exercisable for.

“Stockholder Transferee” means, as applicable, (i) with respect to TD, any direct or indirect transferee of such Holder that has become a party to this Agreement by executing and delivering a counterpart to this Agreement in the form attached hereto as Exhibit A; (ii) with respect to the Ricketts Stockholders, any direct or indirect transferee of such Holders that has become a party to this Agreement by executing and delivering a counterpart to this Agreement in the form attached hereto as Exhibit A; and (iii) with respect to the Riney Stockholder, any of the following direct or indirect transferees of such Holder that has become a party to this Agreement by executing and delivering a counterpart to this Agreement in the form attached hereto as Exhibit A: (A) members of Rodger O. Riney’s immediate family (including spouses or immediate family members of immediate family members), (B) estate planning vehicles and trusts for the benefit of any of the foregoing and (C) one or more entities wholly owned by any such family member, estate planning vehicle or trust; provided, in each case, that such Stockholder Transferee acquires Registrable Securities in a Transfer that complies with any other contractual restrictions between the applicable Holder and Parent.

“Suspension” has the meaning set forth in Section 7.

“TD” has the meaning set forth in the Preamble.

“Transfer” means, when used as a noun, any direct or indirect, voluntary or involuntary, sale, disposition, hypothecation, mortgage, gift, pledge, assignment, attachment or other transfer (including the creation of any derivative or synthetic interest, including a participation or other similar interest) and entry into a definitive agreement with respect to any of the foregoing and, when used as a verb, voluntarily to directly or indirectly sell, dispose, hypothecate, mortgage, gift, pledge, assign, attach or otherwise transfer, in any case, whether by operation of law or otherwise, or enter into a definitive agreement with respect to any of the foregoing.

“Trust” has the meaning set forth in the Preamble.

“underwritten offering” means a registered offering of securities conducted by one or more underwriters pursuant to the terms of an underwriting agreement.

“Underwritten Shelf Takedown” has the meaning set forth in Section 2(e).

“Underwritten Shelf Takedown Notice” has the meaning set forth in Section 2(e).

“Voting Trust Agreement” has the meaning set forth in the Preamble.

“Voting Trustee” has the meaning set forth in the Preamble.

(b) In addition to the above definitions, unless the context requires otherwise:

(i) any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form, as amended, from time to time;

(ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;

(iii) references to “Section” are references to Sections of this Agreement;

(iv) words such as “herein”, “hereof”, “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole;

(v) references to “business day” mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized by Law or order to be closed; and

(vi) references to “dollars” and “$” mean U.S. dollars.

Section 2. Shelf Registration.

(a) Filing. As promptly as practicable after the date hereof, Parent shall (i) prepare and file with the SEC a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto that covers all Registrable Securities then outstanding for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”), (ii) amend an existing registration statement so that it is usable for Shelf Registration and an offering on a delayed or continuous basis of Registrable Securities, or (iii) file a prospectus supplement that shall be deemed to be a part of an existing registration statement in accordance with Rule 430B under the Securities Act that is usable for Shelf Registration and an offering on a delayed or continuous basis of Registrable Securities (as applicable, a “Shelf Registration Statement”). If permitted under the Securities Act, such Shelf Registration Statement shall be an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act.

(b) Effectiveness. Parent shall use its best efforts to (i) cause the Shelf Registration Statement filed pursuant to Section 2(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as practicable after the filing thereof and (ii) keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and useable for the resale of Registrable Securities until such time as there are no Registrable Securities remaining, this Agreement is terminated in accordance with its terms, or Parent is no longer eligible to maintain a Shelf Registration Statement, including by filing successive replacement or renewal Shelf Registration Statements upon the expiration of such Shelf Registration Statement.

(c) Additional Registrable Securities; Additional Selling Stockholders. At any time and from time to time that a Shelf Registration Statement is effective, if a Holder of Registrable Securities requests (i) the registration under the Securities Act of additional Registrable Securities pursuant to such Shelf Registration Statement or (ii) that such Holder be added as a selling stockholder in such Shelf Registration Statement, Parent shall as promptly as practicable amend or supplement the Shelf Registration Statement to cover such additional Registrable Securities and/or Holder.

(d) Right to Effect Shelf Takedowns. Each Holder shall be entitled, at any time and from time to time when a Shelf Registration Statement is effective, to sell any or all of the Registrable Securities covered by such Shelf Registration Statement (a “Shelf Takedown”); provided, that any Shelf Takedown that is an Underwritten Shelf Takedown shall be subject to Section 2(e). A Holder shall give Parent prompt written notice of the consummation of a Shelf Takedown.

(e) Underwritten Shelf Takedowns. A Holder intending to effect a Shelf Takedown, shall be entitled to request, by written notice to Parent (an “Underwritten Shelf Takedown Notice”), that the Shelf Takedown be an underwritten offering (an “Underwritten Shelf Takedown”); provided that (x) for so long as the Riney Stockholder holds 50% or more of the aggregate Registrable Securities held collectively by the Riney Parties, any such written notice delivered by a Riney Party shall only be valid if delivered by the Riney Stockholder and (y) if the Riney Stockholder holds less than 50% of the Registrable Securities held collectively by the Riney Parties, then the Riney Parties may deliver such written notice with the consent of Riney Parties holding a majority of the Registrable Securities held collectively by the Riney Parties. The Underwritten Shelf Takedown Notice shall specify the number of Registrable Securities intended to be offered and sold by such Holder pursuant to the Underwritten Shelf Takedown and the intended method of distribution. Promptly after receipt of an Underwritten Shelf Takedown Notice (but in any event within two (2) business days), Parent shall give written notice of the requested Underwritten Shelf Takedown to all other Holders of Registrable Securities and shall include in such Underwritten Shelf Takedown, subject to Section 4, all Registrable Securities that are then covered by the Shelf Registration Statement and with respect to which Parent has received a written request for inclusion therein from a Holder no later than five (5) business days after the date of Parent’s notice. Parent shall not be required to facilitate an Underwritten Shelf Takedown (i) unless the Aggregate Offering Price from such offering is at least $30,000,000, (ii) more than two (2) times in the aggregate in any 12-month period for each of (x) TD and its Stockholder Transferees, collectively, (y) the Ricketts Stockholders and their Stockholder Transferees, collectively, and (z) the Riney Parties, collectively, or (iii) within sixty (60) days following any previous underwritten offering in which at least seventy-five percent (75%) of the number of Registrable Securities requested by the Holders to be included in such Registration Statement were included and sold.

(f) Selection of Underwriters. The Initiating Holder of an Underwritten Shelf Takedown shall have the right to select the investment banking firm(s) and manager(s) to administer such Underwritten Shelf Takedown (including which such underwriters will serve as lead or co-lead), subject to the approval of Parent (which approval shall not be unreasonably withheld, conditioned or delayed).

Section 3. Demand Registrations.

(a) Right to Demand Registrations. If, at any time after the date hereof Parent is not eligible under applicable Law to register Registrable Securities by way of a Registration Statement on Form S-3 pursuant to Section 2, a Holder may, by providing written notice to Parent, request to sell all or part of its Registrable Securities pursuant to a Registration Statement separate from a Shelf Registration Statement (a “Demand Registration”); provided that (x) for so long as the Riney Stockholder holds 50% or more of the aggregate Registrable Securities held collectively by the Riney Parties, any such written notice delivered by a Holder that is a Riney Party shall only be valid if delivered by the Riney Stockholder and (y) if the Riney Stockholder holds less than 50% of the Registrable Securities held collectively by the Riney Parties, then the Riney Parties may deliver such written notice with the consent of Riney Parties holding a majority of the Registrable Securities held collectively by the Riney Parties. Each request for a Demand Registration (a “Demand Registration Request”) shall specify the number of Registrable Securities intended to be offered and sold by such Holder pursuant to the Demand Registration and the intended method of distribution thereof, including whether it is intended to be an underwritten offering. Promptly (but in any event within three (3) business days) after receipt of a Demand Registration Request, Parent shall give written notice of the Demand Registration Request to all other Holders of Registrable Securities. As promptly as practicable after receipt of a Demand Registration Request, Parent shall register all Registrable Securities (i) that have been requested to be registered in the Demand Registration Request and (ii) subject to Section 4, with respect to which Parent has received a written request for inclusion in the Demand Registration from a Holder no later than fifteen (15) days after the date on which notice was given to Holders of the Demand Registration Request. Parent shall use its best efforts to cause the Registration Statement filed pursuant to this Section 3(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as practicable after the filing thereof. A Demand Registration shall be effected by way of a Registration Statement on Form S-3 or any similar short-form registration statement to the extent Parent is permitted to use such form at such time. Parent shall not be required to effect a Demand Registration (i) unless the Demand Registration includes Registrable Securities in an amount not less than the Minimum Amount or (ii) within sixty (60) days following the effective date of a Registration Statement relating to a previous Demand Registration.

(b) Number of Demand Registrations. Each of (x) TD and its Stockholder Transferees, collectively, (y) the Ricketts Stockholders and their Stockholder Transferees, collectively, and (z) the Riney Parties, collectively, shall be entitled to request up to two (2) Demand Registrations in the aggregate (which, for the avoidance of doubt, shall be in addition to any Shelf Registration pursuant to Section 2, other than any Underwritten Shelf Takedown, which shall be deemed a Demand Registration for these purposes and count towards such maximum number of Demand Registrations) during any 12-month period.

(c) Withdrawal. A Holder may, by written notice to Parent, withdraw its Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Registration Statement. Upon receipt of notices from all applicable Holders to such effect, or if such withdrawal shall reduce the Aggregate Offering Price for the offering of the Registrable Securities to be registered in connection with such Demand Registration below the Minimum Amount, Parent shall cease all efforts to seek effectiveness of the applicable Registration Statement, unless Parent intends to effect a primary offering of securities pursuant to such Registration Statement. In the event that all applicable Holders withdraw their Registrable Securities from a Demand Registration and the withdrawal is a Permissible Withdrawal, such Demand Registration Request shall not count against the limitation on the number of such Holder’s Demand Registrations set forth in Section 3(b).

(d) Selection of Underwriters. If a Demand Registration is an underwritten offering, the Initiating Holder shall have the right to select the investment banking firm(s) to act as the managing underwriter(s) in connection with such offering (including which such managing underwriters will serve as lead or co-lead), subject to the approval of Parent (which approval shall not be unreasonably withheld, conditioned or delayed).

Section 4. Inclusion of Other Securities; Priority. Parent shall not include in any Demand Registration or Shelf Takedown any securities that are not Registrable Securities without the prior written consent of the Holder(s) of the Registrable Securities participating in such Demand Registration or Shelf Takedown. If a Demand Registration or Shelf Takedown involves an underwritten offering and the managing underwriters of such offering advise Parent and the Holders in writing that, in their opinion, the number of Equity Securities proposed to be included in such Demand Registration or Underwritten Shelf Takedown, including all Registrable Securities and all other Equity Securities proposed to be included in such offering, exceeds the number of Equity Securities that can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), Parent shall include in such Demand Registration or Underwritten Shelf Takedown: (i) first, the Registrable Securities proposed to be sold by the Initiating Holder; (ii) second, the Registrable Securities proposed to be sold by the Participating Holders; and (iii) third, any Equity Securities proposed to be included therein by any other Persons (including Equity Securities to be sold for the account of Parent and/or any other holders of Equity Securities), allocated, in the case of this clause (iii), among such Persons in such manner as Parent may determine. If more than one Participating Holder is participating in such Demand Registration or Underwritten Shelf Takedown and the managing underwriters of such offering determine that a limited number of Registrable Securities may be included in such offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), then the Registrable Securities that are included in such offering shall be allocated pro rata among the Participating Holders on the basis of the number of Registrable Securities initially requested to be sold by each such Participating Holder in such offering.

Section 5. Piggyback Registrations.

(a) Whenever Parent proposes to register any Equity Securities under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of Parent pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) in connection with any dividend or distribution reinvestment or similar plan or (iv) that is a Demand Registration or Shelf Takedown hereunder), whether for its own account or for the account of one or more stockholders of Parent (other than the Holders of Registrable Securities) (a “Piggyback Registration”), Parent shall give prompt written notice to each Holder of Registrable Securities of its intention to effect such a registration (but in no event less than twenty (20) days prior to the proposed date of filing of the applicable Registration Statement) and, subject to Sections 5(b) and 5(c), shall include in such Registration Statement and in any offering of Equity Securities to be made pursuant to such Registration Statement that number of Registrable Securities requested to be sold in such offering by such Holder for the account of such Holder, provided that Parent has received a written request for inclusion therein from such Holder no later than fifteen (15) days after the date on which Parent has given notice of the Piggyback Registration to Holders. Parent may terminate or withdraw a Piggyback Registration prior to the effectiveness of such registration at any time in its sole discretion, subject to any other contractual obligations between Parent and any other holders of Equity Securities with respect to such Piggyback Registration. If a Piggyback Registration is effected pursuant to a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), the Holders of Registrable Securities shall be notified by Parent of and shall have the right, but not the obligation, to participate in any offering pursuant to such Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”), subject to the same limitations that are applicable to any other Piggyback Registration as set forth above. A Holder may, by written notice to Parent, withdraw its Registrable Securities from a Piggyback Registration at any time prior to the effectiveness of the applicable Registration Statement.

(b) Priority on Primary Piggyback Registrations. If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of Parent and the managing underwriters of the offering advise Parent in writing that, in their opinion, the number of Equity Securities proposed to be included in such offering, including all Registrable Securities and all other Equity Securities proposed to be included in such offering, exceeds the number of Equity Securities that can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), Parent shall include in such Piggyback Registration or Piggyback Shelf Takedown: (i) first, the Equity Securities that Parent proposes to sell in such offering; (ii) second, any Registrable Securities requested to be included therein by any Holders, allocated, in the case of this clause (ii), pro rata among such Holders on the basis of the number of Registrable Securities initially proposed to be included by each such Holder in such offering, up to the number of Registrable Securities, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be offered in such offering); and (iii) third, any Equity Securities proposed to be included in such offering by any other Person to whom Parent has a contractual obligation to facilitate such offering, allocated, in the case of this clause (iii), pro rata among such Persons on the basis of the number of Equity Securities initially proposed to be included by each such Person in such offering, up to the number of Equity Securities, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be offered in such offering).

(c) Priority on Secondary Piggyback Registrations. If a Piggyback Registration or a Piggyback Shelf Takedown is initiated as an underwritten offering on behalf of a holder of Equity Securities to whom Parent has a contractual obligation to facilitate such offering, other than Holders of Registrable Securities, and the managing underwriters of the offering advise Parent in writing that, in their opinion, the number of Equity Securities proposed to be included in such offering, including all Registrable Securities and all other Equity Securities requested to be included in such offering, exceeds the number of Equity Securities which can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), Parent shall include in such Piggyback Registration or Piggyback Shelf Takedown: (i) first, the Equity Securities that the Person demanding the offering pursuant to such contractual right proposes to sell in such offering; (ii) second, any Registrable Securities requested to be included therein by any Holders, allocated, in the case of this clause (ii), pro rata among such Holders on the basis of the number of Registrable Securities initially proposed to be included by each such Holder in such offering, up to the number of Registrable Securities, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be offered in such offering); and (iii) third, any Equity Securities proposed to be sold for the account of Parent in such offering and any Equity Securities proposed to be included in such offering by any other Person to whom Parent has a contractual obligation to facilitate such offering, allocated, in the case of this clause (iii), pro rata among Parent and such Persons on the basis of the number of Equity Securities initially proposed to be included by Parent and each such other Person in such offering, up to the number of Equity Securities, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be offered in such offering).

(d) Selection of Underwriters. If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of Parent, Parent shall have the right to select the investment banking firm(s) to act as the managing underwriter(s) in connection with such offering. If a Piggyback Registration or a Piggyback Shelf Takedown is initiated as an underwritten offering on behalf of a holder of Equity Securities to whom Parent has a contractual obligation to facilitate such offering, the right to select the investment banking firm(s) to act as the managing underwriter(s) in connection with such offering shall be governed by such applicable contractual arrangement between Parent and such holder of Equity Securities, provided that such managing underwriter shall be reasonably acceptable to the Holder or Holders of a majority of the Registrable Securities proposed to be included in such Piggyback Registration or Piggyback Shelf Takedown (such approval not to be unreasonably withheld, conditioned or delayed); provided, further, that such Holder or Holders may designate a co-managing underwriter to participate in the Piggyback Registration or Piggyback Shelf Takedown, in each case to the extent permitted by such applicable contractual arrangement between Parent and such holder of Equity Securities.

Section 6. Holdback Agreements.

(a) Holders of Registrable Securities. Each Initiating Holder and Participating Holder, and each other Holder of Registrable Securities that holds or beneficially owns at least 2% of the outstanding Common Stock agrees that in connection with any underwritten Demand Registration of Common Stock, Underwritten Shelf Takedown or a registered underwritten offering of Common Stock by Parent in a primary offering for its own account, and upon written request from the managing underwriter(s) for such offering, such Holder shall not, without the prior written consent of such managing underwriter(s), during such period as is reasonably requested by the managing underwriter(s) (which period shall in no event be longer than seven (7) days prior to and sixty (60) days after the pricing of such offering), effect any public sale or distribution of any Similar Securities to those being registered, including any sale under Rule 144. The foregoing provisions of this Section 6(a) shall not apply to offers or sales of Registrable Securities that are included in an offering pursuant to Section 2, Section 3, or Section 5 of this Agreement and shall be applicable to the Holders of Registrable Securities only if, for so long as and to the extent that Parent, the directors and executive officers of Parent, and each selling stockholder included in such offering are subject to the same restrictions if requested by the managing underwriter(s) for such offering, and Parent uses its reasonable best efforts to ensure that each other holder of at least 5% of the outstanding Common Stock is subject to the same restrictions if requested by the managing underwriter(s) for such offering. Each Holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the managing underwriter(s) that are consistent with the foregoing provisions of this Section 6(a) and are necessary to give further effect thereto. Any discretionary waiver or termination of the requirements under the foregoing provisions made by Parent or the applicable managing underwriter(s) shall apply to each Holder of Registrable Securities proposed to be sold in such offering on a pro rata basis. Without limiting the foregoing (but subject to Section 13(a)), if after the date hereof Parent grants any Person (other than a Holder of Registrable Securities) any rights to demand or participate in a registration, Parent agrees that it shall include in such Person’s agreement a covenant consistent with the foregoing provisions of this Section 6(a).

(b) Parent. To the extent requested by the managing underwriter(s) for the applicable offering, Parent shall not effect any sale registered under the Securities Act or other public distribution of Equity Securities for its own account during the period commencing seven (7) days prior to and ending sixty (60) days after the pricing of an underwritten offering pursuant to Section 2, Section 3, or Section 5 of this Agreement, other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of Parent pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto) or (iii) in connection with any dividend or distribution reinvestment or similar plan.

Section 7. Suspensions. Upon giving prompt written notice to the Holders of Registrable Securities, Parent shall be entitled to delay or suspend the filing, effectiveness or use of a Registration Statement or Prospectus (a “Suspension”) if the Board of Directors of Parent determines in good faith (after consultation with external legal counsel) that proceeding with the filing, effectiveness or use of such Registration Statement or Prospectus would require Parent to publicly disclose material non-public information in such Registration Statement or Prospectus so that it would not be materially misleading, the disclosure of which (i) would not be required to be made at such time but for the filing, effectiveness or use of such Registration Statement or Prospectus and (ii) would, in the good faith judgment of Parent’s Board of Directors, have a material adverse effect on Parent or on any pending negotiation or plan of Parent to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or other similar transaction; provided, that Parent shall not be entitled to exercise a Suspension (i) more than twice during any 12-month period, (ii) for a period exceeding thirty (30) days on any one occasion, or (iii) for a period exceeding sixty (60) days during any 12-month period. Each Holder who is notified by Parent of a Suspension pursuant to this Section 7 shall keep the existence of such Suspension confidential and shall immediately discontinue (and direct any other Person making offers or sales of Registrable Securities on behalf of such Holder to immediately discontinue) offers and sales of Registrable Securities pursuant to such Registration Statement or Prospectus and any other use of such Registration Statement or Prospectus until such time as it is advised in writing by Parent that the use of the Registration Statement or Prospectus may be resumed and, if applicable, is furnished by Parent with a supplemented or amended Prospectus as contemplated by Section 8(g). If Parent delays or suspends a Demand Registration, the Initiating Holder of such Demand Registration shall be entitled to withdraw its Demand Registration Request and, if it does so, such Demand Registration Request shall not count against the limitation on the number of such Initiating Holder’s Demand Registrations set forth in Section 3(b). Parent shall promptly notify the Holders of the expiration of any period during which it exercised its rights under this Section. Parent agrees that, in the event it exercises its rights under this Section, it shall, within thirty (30) days following the Holders’ receipt of the notice of suspension, update the suspended Registration Statement as may be necessary to permit the Holders to resume use thereof in connection with the offer and sale of their Registrable Securities in accordance with applicable law.

Section 8. Registration Procedures. If and whenever Parent is required to effect the registration of any Registrable Securities pursuant to this Agreement, Parent shall use its best efforts to effect and facilitate the registration, offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as is practicable and, pursuant thereto, Parent shall as expeditiously as possible and as applicable:

(a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities, make all required filings required in connection therewith and (if the Registration Statement is not automatically effective upon filing) use its reasonable best efforts to cause such Registration Statement to become effective as promptly as practicable; provided that before filing a Registration Statement or any amendments or supplements thereto, Parent shall furnish to counsel to the Holders for such registration copies of all documents proposed to be filed, which documents shall be subject to review by counsel to the Holders, and give the Holders participating in such registration an opportunity to comment on such documents and keep such Holders reasonably informed as to the registration process;

(b) prepare and file with the SEC such amendments and supplements to any Registration Statement and the Prospectus used in connection therewith as may be (i) reasonably requested by any selling Holder (to the extent such request relates to information relating to such Holder), or (ii) necessary to keep such Registration Statement effective until all of the Registrable Securities covered by such Registration Statement have been disposed of and comply with the applicable requirements of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement;

(c) before filing a Registration Statement or Prospectus, or any amendments or supplements thereto and in connection therewith, furnish to the managing underwriter or underwriters, if any, and to each Holder participating in the registration, without charge, such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits thereto and all documents incorporated by reference therein) and such other documents as such Holder may reasonably request, including in order to facilitate the disposition of the Registrable Securities owned by such Holder, which documents will be subject to the review of such underwriters and such Holders and their respective counsel, and not file any Registration Statement or Prospectus or amendments or supplements thereto to which the Holders covered by the same or the underwriter or underwriters, if any, shall reasonably object;

(d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky Laws of such U.S. jurisdiction(s) as any Holder participating in the registration or any managing underwriter reasonably requests and do any and all other acts and things that may be necessary or reasonably advisable to enable such Holder and each underwriter, if any, to consummate the disposition of such Holder’s Registrable Securities in such jurisdiction(s); provided, that Parent shall not be required to qualify generally to do business, subject itself to taxation or consent or subject itself to general service of process in any jurisdiction where it would not otherwise be required to do so but for its obligations pursuant to this Section 8(d);

(e) use its reasonable best efforts to cause all Registrable Securities covered by any Registration Statement to be registered with or approved by such other Governmental Entities or self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of Parent to enable each Holder participating in the registration to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof; provided, that Parent shall not be required to qualify generally to do business, subject itself to taxation or consent or subject itself to general service of process in any jurisdiction where it would not otherwise be required to do so but for its obligations pursuant to this Section 8(e);

(f) promptly notify each Holder participating in the registration and the managing underwriters of any underwritten offering:

(i) each time when the Registration Statement, any pre-effective amendment thereto, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

(ii) of any oral or written comments by the SEC or of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding such Holder;

(iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for any such purpose; and

(iv) of the receipt by Parent of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky Laws of any jurisdiction;

(g) notify each Holder participating in such registration, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon becoming aware of the occurrence of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact or to omit any fact necessary to make the statements made therein not misleading in light of the circumstances under which they were made, and, as promptly as practicable, prepare, file with the SEC and furnish to such Holder a reasonable number of copies of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(h) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, any order suspending or preventing the use of any related Prospectus or any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, use its best efforts to promptly obtain the withdrawal or lifting of any such order or suspension;

(i) not file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus used in connection therewith, that refers to any Holder covered thereby by name or otherwise identifies such Holder as the holder of any securities of Parent without the consent of such Holder (such consent not to be unreasonably withheld or delayed), unless and to the extent such disclosure is required by Law; provided, that (i) each Holder shall furnish to Parent in writing such information regarding itself and the distribution proposed by it as Parent may reasonably request for use in connection with a Registration Statement or Prospectus and (ii) each Holder agrees to notify Parent as promptly as practicable of any inaccuracy or change in information previously furnished to Parent by such Holder (including with respect to any inaccuracy in any representations or warranties made by such Holder in any underwriting agreement) or of the occurrence of any event that would cause the Registration Statement or the Prospectus included in such

Registration Statement to contain an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or to omit to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made and to furnish to Parent, as promptly as practicable, any additional information required to correct and update the information previously furnished by such Holder such that such Registration Statement and Prospectus shall not contain any untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omit to state a material fact regarding such Holder or the distribution of such Registrable Securities necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(j) cause such Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on any securities exchange, use its reasonable best efforts to cause such Registrable Securities to be listed on a national securities exchange selected by Parent after consultation with the Holders participating in such registration;

(k) provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities not later than the effective date of such Registration Statement;

(l) make available for inspection by any Holder participating in the registration, upon reasonable notice at reasonable times and for reasonable periods, any underwriter participating in any underwritten offering pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Holder or underwriter, all corporate documents, financial and other records relating to Parent and its business reasonably requested by such Holder or underwriter, cause Parent’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration or offering and make senior management of Parent and Parent’s independent accountants available for customary due diligence and drafting sessions; provided, that any Person gaining access to information or personnel of Parent pursuant to this Section 8(l) shall (i) reasonably cooperate with Parent to limit any resulting disruption to Parent’s business and (ii) protect the confidentiality of any information regarding Parent which Parent determines in good faith to be confidential and of which determination such Person is notified, pursuant to customary confidentiality agreements reasonably acceptable to Parent;

(m) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its stockholders, as soon as reasonably practicable, an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto) covering the period of at least 12 months beginning with the first day of Parent’s first full fiscal quarter after the effective date of the applicable Registration Statement, which requirement shall be deemed satisfied if Parent timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;

(n) in the case of an underwritten offering of Registrable Securities, promptly incorporate in a supplement to the Prospectus or a post-effective amendment to the Registration Statement such information as is reasonably requested by the managing underwriter(s) or any Holder participating in such underwritten offering to be included therein, the purchase price for the securities to be paid by the underwriters and any other applicable terms of such underwritten offering (and the Holders shall promptly supply any such information within their possession), and promptly make all required filings of such supplement or post-effective amendment;

(o) in the case of an underwritten offering of Registrable Securities, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as any Holder participating in such offering or the managing underwriter(s) of such offering reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities;

(p) in the case of an underwritten offering of Registrable Securities, furnish to each underwriter, if any, participating in an offering of Registrable Securities (i) (A) all legal opinions of outside counsel to Parent required to be included in the Registration Statement and (B) a written legal opinion of outside counsel to Parent, dated the closing date of the offering, in form and substance as is customarily given in opinions of outside counsel to Parent to underwriters in underwritten registered offerings; and (ii) (A) obtain all consents of independent public accountants required to be included in the Registration Statement and (B) on the date of the execution of the applicable underwriting agreement and at the closing of the offering, dated the respective dates of delivery thereof, a “comfort letter” signed by Parent’s independent public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten registered offerings;

(q) in the case of an underwritten offering of Registrable Securities, make senior management of Parent available, to the extent requested by the managing underwriter(s), to assist in the marketing of the Registrable Securities to be sold in such underwritten offering, including the participation of such members of senior management of Parent in “road show” presentations and other customary marketing activities, including “one-on-one” meetings with prospective purchasers of the Registrable Securities to be sold in such underwritten offering (with an understanding that these shall be scheduled in a collaborative manner so as not to unreasonably interfere with the conduct of business of Parent), and otherwise facilitate, cooperate with, and participate in such underwritten offering and customary selling efforts related thereto, in each case to the same extent as if Parent were engaged in a primary underwritten registered offering of its Common Stock;

(r) cooperate with the Holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the Holders of the Registrable Securities may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement; provided, that Parent may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(s) not later than the effective date of such Registration Statement, provide a CUSIP number for all Registrable Securities covered thereby and provide the applicable transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company; provided, that Parent may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(t) upon the request of any Holder, promptly amend any Shelf Registration Statement or take such other action as may be necessary to de-register, remove or withdraw all or a portion of such Holder’s shares of Common Stock from a Shelf Registration Statement, as requested by such Holder; and

(u) otherwise use its reasonable best efforts to take or cause to be taken all other actions necessary or reasonably advisable to effect the registration, marketing and sale of such Registrable Securities contemplated by this Agreement.

Each Holder agrees that upon receipt of any notice from Parent of the happening of any event of the kind described in Section 8(g) or Section 8(h), such Holder shall use its best efforts to discontinue (and direct any other Person making offers or sales of Registrable Securities on behalf of such Holder to discontinue) offers and sales of Registrable Securities pursuant to such Registration Statement or Prospectus and any other use of such Registration Statement or Prospectus until such time as it is advised in writing by Parent that the use of the Registration Statement or Prospectus may be resumed. If Parent gives any such notice in respect of a Demand Registration, the Initiating Holder shall be entitled to withdraw its Demand Registration Request and, if it does so, such Demand Registration Request shall not count against the limitation on the number of such Initiating Holder’s Demand Registrations set forth in Section 3(b).

Section 9. Participation in Underwritten Offerings. No Person may participate in any underwritten offering pursuant to this Agreement unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements in customary form approved by the Persons entitled under this Agreement to approve such arrangements (which shall contain such terms and conditions as are generally prevailing in agreements of that type, including indemnities no more burdensome to the indemnifying party and no less favorable to the recipient thereof than those provided in Section 11 hereof) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no Holder of Registrable Securities included in any underwritten offering hereunder shall be required to make any representations or warranties to Parent or the underwriters (other than representations and warranties regarding (A) such Holder’s identity and ownership of its Registrable Securities to be sold in such offering, (B) such Holder’s power and authority to effect such Transfer, (C) such Holder’s intended method of disposition, (D) information furnished by such Holder expressly for inclusion in any Registration Statement or Prospectus, and (E) such matters pertaining to such Holder’s compliance with securities Laws as may be reasonably requested by the managing underwriter(s)) or to undertake any indemnification obligations to Parent or the underwriters with respect thereto, other than indemnities that are no more burdensome to the indemnifying party and no less favorable to the recipient thereof than those provided in Section 11 hereof.

Section 10. Registration Expenses.

(a) Parent shall pay directly or promptly reimburse all costs, fees and expenses (other than Selling Expenses) incident to Parent’s performance of or compliance with this Agreement in connection with the registration of Registrable Securities, including, without limitation, (i) all SEC, FINRA and other registration and filing fees; (ii) all fees and expenses associated with filings to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are to be listed or quoted; (iii) all fees and expenses of complying with securities and blue sky Laws (including reasonable fees and disbursements of one counsel in connection therewith); (iv) all printing, messenger, telephone and delivery expenses (including the cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto); (v) all fees and expenses incurred in connection with any “road show” for underwritten offerings, including all costs of travel, lodging and meals; (vi) all transfer agent’s and registrar’s fees; (vii) all fees and expenses of counsel to Parent; and (viii) all fees and expenses of Parent’s independent public accountants (including any fees and expenses arising from any special audits or “comfort letters”) and any other Persons retained by Parent (for the avoidance of doubt, excluding underwriters) in connection with or incident to any registration of Registrable Securities pursuant to this Agreement (all such costs, fees and expenses, “Registration Expenses”). Parent shall pay the reasonable fees and expenses of one counsel engaged by the Holders of a majority of the Registrable Securities being registered; provided that, in the event that both (i) TD and/or its Stockholder Transferees and (ii) any Riney Party(ies) participate in an offering, Parent shall pay the reasonable fees and expenses of one counsel engaged by each of (i) TD and/or its Stockholder Transferees, as applicable, and (ii) such Riney Party(ies), up to a maximum aggregate amount of $200,000 per offering. Each Holder shall bear its respective Selling Expenses associated with a registered sale of its Registrable Securities pursuant to this Agreement. For the avoidance of doubt, neither Registration Expenses nor Selling Expenses shall include the fees or expenses of any underwriters’ counsel.

(b) The obligation of Parent to bear and pay the Registration Expenses shall apply irrespective of whether a registration, once properly demanded or requested, becomes effective or is withdrawn or suspended; provided, that the Registration Expenses for any Registration Statement withdrawn at the request of one or more Holder(s) (unless withdrawn following commencement of a Suspension) shall be borne by such Holder(s).

Section 11. Indemnification; Contribution.

(a) Parent shall, to the fullest extent permitted by Law, indemnify and hold harmless each Holder of Registrable Securities, any Person who is a “controlling person” of such Holder or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person, a “Controlling Person”), their respective direct and indirect general and limited partners, advisory board members, directors, officers, trustees, managers, members, employees, agents, Affiliates and shareholders, and each other agent, if any, who acts on behalf of or controls any such Holder or Controlling Person (each of the foregoing, a

“Covered Person”) against any losses, claims, actions, damages, liabilities (or actions or proceedings in respect thereof, whether or not such Covered Person is a party thereto) and expenses (including reasonable costs of investigation and legal expenses), joint or several, to which such Covered Person may become subject under the Securities Act, the Exchange Act, any state blue sky securities Laws, any equivalent non-U.S. securities Laws or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in or incorporated by reference in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) (a “Free Writing Prospectus”) or any amendment thereof or supplement thereto or any document incorporated by reference therein or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and Parent shall reimburse each Covered Person for any legal or other expenses reasonably incurred by such Covered Person in connection with investigating, defending or settling any such loss, claim, action, damage or liability; provided, that Parent shall not be so liable in any such case to the extent that any loss, claim, action, damage, liability or expense arises out of or is based upon any such untrue statement or alleged untrue statement, or omission or alleged omission, made or incorporated by reference in any such Registration Statement, Prospectus, preliminary Prospectus, Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein in reliance upon, and in conformity with, written information prepared and furnished to Parent by such Covered Person expressly for use therein or arises out of or based upon such Covered Person’s failure to deliver a copy of the Prospectus or any amendments or supplements thereto to a purchaser (if so required) after Parent has furnished such Covered Person with a sufficient number of copies of the same. This indemnity shall be in addition to any liability Parent may otherwise have.

(b) In connection with any registration in which a Holder of Registrable Securities is participating, each such Holder shall (severally and not jointly), to the fullest extent permitted by Law, indemnify and hold harmless Parent, its directors and officers, employees, agents and any Person who is a Controlling Person of Parent and any other selling Holder of Registrable Securities, its directors and officers, employees, agents and any Person who is a Controlling Person of such other selling Holder against any losses, claims, actions, damages, liabilities (or actions or proceedings in respect thereof, whether or not such Covered Person is a party thereto) and expenses (including reasonable costs of investigation and legal expenses), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, any state blue sky securities Laws, any equivalent non-U.S. securities Laws or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, in the case of each of clauses (i) and (ii) solely to the extent that such untrue statement or alleged untrue statement, or omission or alleged omission, is made in such Registration Statement, Prospectus, preliminary Prospectus, Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein in reliance upon, and in conformity with, written information regarding such Holder prepared and furnished to Parent by such Holder expressly for use therein; provided, that the obligation to indemnify pursuant to this Section 11(a) shall be individual and several, not joint and several, for each participating Holder and shall not exceed an amount equal to the net proceeds (after deducting its portion of Selling Expenses) actually received by such Holder in the sale of Registrable Securities to which such Registration Statement or Prospectus relates. This indemnity shall be in addition to any liability which such Holder may otherwise have.

(c) Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that any failure or delay to so notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually and materially prejudiced by reason of such failure or delay. In case a claim or an action that is subject or potentially subject to indemnification hereunder is brought against an indemnified party, the indemnifying party shall be entitled to participate in and shall have the right, exercisable by giving written notice to the indemnified party as promptly as practicable after receipt of written notice from such indemnified party of such claim or action, to assume, at the indemnifying party’s expense, the defense of any such claim or action, with counsel reasonably acceptable to the indemnified party; provided, that any indemnified party shall continue to be entitled to participate in the defense of such claim or action, with counsel of its own choice, but the indemnifying party shall not be obligated to reimburse the indemnified party for any fees, costs and expenses subsequently incurred by the indemnified party in connection with such defense unless (A) the indemnifying party has agreed in writing to pay such fees, costs and expenses, (B) the indemnifying party has failed to assume the defense of such claim or action within a reasonable time after receipt of notice of such claim or action, (C) having assumed the defense of such claim or action, the indemnifying party fails to employ counsel reasonably acceptable to the indemnified party, (D) in the reasonable judgment of any such indemnified party, based upon advice of its counsel, a conflict of interest exists or may potentially exist between such indemnified party and the indemnifying party with respect to such claims or (E) the indemnified party has reasonably concluded that there may be one or more legal or equitable defenses available to it and/or other any other indemnified party which are different from or additional to those available to the indemnifying party. Subject to the proviso in the foregoing sentence, no indemnifying party shall, in connection with any one claim or action or separate but substantially similar or related actions arising out of the same general circumstances or allegations, be liable for the fees, costs and expenses of more than one firm of attorneys (in addition to any local counsel) for all indemnified parties. The indemnifying party shall not have the right to settle a claim or action for which any indemnified party is entitled to indemnification hereunder without the consent of the indemnified party (not to be unreasonably withheld, conditioned or delayed), and the indemnifying party shall not consent to the entry of any judgment or enter into or agree to any settlement relating to such claim or action unless in either case such judgment or settlement does not impose any admission of wrongdoing or injunctive or equitable relief binding on any indemnified party and includes as an unconditional term thereof the giving by the claimant or plaintiff therein to such indemnified party of a full and final release from all liability in respect of such claim or action. The indemnifying party shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified party unless the indemnifying party has also consented to such judgment or settlement (such consent not to be unreasonably withheld, conditioned or delayed).

(d) If the indemnification provided for in this Section 11 is held by a court of competent jurisdiction to be unavailable to, or unenforceable by, or is for any reason insufficient to hold harmless as contemplated by this Section 11 an indemnified party in respect of any loss, claim, action, damage, liability or expense referred to herein, then the applicable indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, action, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such loss, claim, action, damage, liability or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in this Section 11(d). In no event shall the amount which a Holder of Registrable Securities may be obligated to contribute pursuant to this Section 11(d) exceed an amount by which the net proceeds (after deducting its portion of Selling Expenses) actually received by such Holder in the sale of Registrable Securities that gives rise to such obligation to contribute exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. No indemnified party guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) The provisions of this Section 11 shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party or any officer, director or controlling person of such indemnified party and shall survive the Transfer of any Registrable Securities by any Holder.

Section 12. Rule 144 Compliance. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of Parent to the public without registration, Parent shall:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) use reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act;

(c) furnish to any Holder of Registrable Securities, promptly upon request, a written statement by Parent as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act; and

(d) take such further action as any Holder of Registrable Securities may reasonably request, to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or 144A or Regulations S under the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

Section 13. Miscellaneous.

(a) No Inconsistent Agreements; Additional Rights. Parent represents and warrants that it has not entered into, and agrees that it will not enter into, any agreement with respect to its securities that violates or subordinates or is otherwise inconsistent with the rights granted to the Holders of Registrable Securities under this Agreement. If Parent enters into any agreement after the date hereof granting any Person registration rights with respect to any security of Parent which agreement contains any material provisions more favorable to such Person than those set forth in this Agreement, Parent will notify the Holders and will agree to such amendments to this Agreement as may be necessary to provide these rights to the Holders.

(b) Assignment; Third Party Beneficiaries. The registration rights of TD, the Ricketts Stockholders or the Riney Stockholder under this Agreement with respect to any Registrable Securities of such Holders may be transferred and assigned to any of their respective Stockholder Transferees (or any trustee or other Person acting on behalf of a Stockholder Transferee) who executes and delivers a counterpart to this Agreement in the form attached hereto as Exhibit A without the prior written consent of the other parties hereto. Except as provided in the immediately preceding sentence, neither this Agreement nor any of the rights, interests or obligations shall be assigned by any of the parties hereto (other than by operation of law) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Except (i) as otherwise specifically provided in Section 11, which is intended to benefit each Covered Person, and (ii) for the Stockholder Transferees, this Agreement (including the documents and instruments referred to herein) is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. If TD, the Ricketts Stockholders or the Riney Stockholder ceases to beneficially own any shares of Common Stock, the Stockholder Transferee of TD, the Ricketts Stockholders or the Riney Stockholder, as applicable, owning the greatest number of shares of Common Stock among all Stockholder Transferees of TD, the Ricketts Stockholders or the Riney Stockholder, as applicable, shall exercise the rights of TD, the Ricketts Stockholders or the Riney Stockholder, as applicable, under this Agreement.

(c) Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with its specific terms or otherwise breached. Accordingly, the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereby further waives (i) any defense in any action for specific performance that a remedy at Law would be adequate and (ii) any requirement under Law to post security or a bond as a prerequisite to obtaining equitable relief.

(d) No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(e) Governing Law; Jurisdiction.

(i) This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware, without regard to any applicable conflicts of law principles.

(ii) Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in any federal or state court located in the State of Delaware (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 13(g).

(f) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER THIS AGREEMENT BY, AMONG OTHER THINGS, MUTUAL WAIVES AND CERTIFICATIONS IN THIS SECTION 13(F).

(g) Notices. All notices and other communications hereunder shall be in writing and shall be deemed fully given (i) on the date of delivery if delivered personally, or if by facsimile, upon confirmation of receipt, or if by e-mail so long as such e-mail states it is a notice delivered pursuant to this Section 13(g) and a duplicate copy of such e-mail is promptly given by one of the other methods described in this Section 13(g), (ii) on the first business day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (iii) on the earlier of confirmed receipt or the fifth (5th) business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to Parent:

TD Ameritrade Holding Corporation

6940 Columbia Gateway Dr., Suite 200

Columbia, MD 21046

Attention:     General Counsel

Phone:          (443) 539-2125

Facsimile:    (443) 539-2154

E-Mail:         Ellen.koplow@tdameritrade.com

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention:      Edward D. Herlihy

                       Matthew M. Guest

Phone:           (212) 403-1000

Facsimile:     (212) 403-2000

E-Mail:          EDHerlihy@wlrk.com

                       MGuest@wlrk.com

If to TD:

The Toronto-Dominion Bank

66 Wellington Street West, 4th Floor

Toronto, ON M5K 1A2, Canada

Attention:     General Counsel

Phone:          (416) 307-6018

Facsimile:    (416) 308-1943

E-Mail:         Norie.Campbell@td.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention:     Lee Meyerson

Phone:          (212) 455-3675

Facsimile:    (212) 455-2502

E-Mail:         lmeyerson@stblaw.com

If to the Ricketts Stockholders:

Hugo Enterprises LLC

1395 S. Platte River Drive

Denver, CO 80223

Attention:     Alfred Levitt

Phone:          (301) 452-9230

Facsimile:    (866) 589-3475

E-Mail:         ALevitt@HugoLLC.com

with a copy (which shall not constitute notice) to:

Hogan Lovells US LLP

555 13th Street NW

Washington, DC 20004

Attention:     Alan L. Dye

Phone:          (202) 637-5737

Facsimile:    (202) 637-5910

E-Mail:         Alan.Dye@HoganLovells.com

If to the Riney Stockholder:

Rodger O. Riney

1156 Highland Pointe Drive

St. Louis, MO 63131

Phone:        (314) 469-1945

Facsimile:  (314) 469-4007

E-Mail:       rriney@scottrade.com

with a copy (which shall not constitute notice) to:

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101-1693

Attention:     Thomas R. Corbett

Facsimile:     314-552-7022

E-mail:          tcorbett@thompsoncoburn.com

If to any other Holder, to such address as is designated by such Holder in the counterpart to this Agreement in the form attached hereto as Exhibit A.

(h) Interpretation. The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(i) Counterparts. This Agreement may be executed in two (2) or more counterparts (including by facsimile or other electronic means) all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that the parties need not sign the same counterpart.

(j) Entire Agreement. This Agreement (including the documents and the instruments referred to herein), together with the Merger Agreement, the Parent Stockholder Agreement (as defined in the Merger Agreement) and the Existing Stockholders Agreement (as defined in the Parent Stockholder Agreement), constitutes the entire agreement among the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

(k) Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

(l) Amendments. Subject to compliance with applicable Law, this Agreement may be amended by the parties hereto, in the case of Parent, by its Board of Directors, and in the case of the Riney Stockholder, by the person or persons then serving as Voting Trustee pursuant to the terms of the Voting Trust Agreement. This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof (each, an “Amendment”) may not be given, except by an instrument in writing specifically designated as an amendment hereto, (A) in the case of a purely administrative amendment, signed on behalf of Parent and the Holder or Holders of Registrable Securities representing at least 67% of the aggregate amount of Registrable Securities held by the Holders, and (B) in the case of any amendment that is not purely administrative, signed on behalf of Parent and each of TD, the Riney Stockholder and the Ricketts Stockholders. Each Holder of any Registrable Securities at any time or thereafter outstanding shall be bound by any amendment authorized by this Section 13(l).

(m) Delivery by Facsimile or Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each party hereto forever waives any such defense.

(n) Further Assurances. Each party to this Agreement shall cooperate and take such action as may be reasonably requested by another party to this Agreement in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

(o) Termination. This Agreement shall terminate (i) with respect to the Riney Parties, upon such time as the Riney Parties collectively hold or beneficially own, in the aggregate, an equity interest in Parent of less than 1% of the outstanding shares of Common Stock, and (ii) with respect to any Holder that is not a Riney Party, upon such time as such Holder holds or beneficially owns, in the aggregate, an equity interest in Parent of less than 1% of the outstanding shares of Common Stock, provided that, in each case, the provisions of Sections 10, 11 and this Section 13 shall survive such termination.

(p) Withdrawal. At any time, any Holder may elect to withdraw from this Agreement and no longer be subject to the obligations of this Agreement or have rights under this Agreement from that date forward; provided, that a Holder withdrawing from this Agreement shall nonetheless be obligated under Section 6(a) with respect to any underwritten offering then pending to the same extent that such Holder would have been obligated if the Holder had not withdrawn and be entitled to participate under Section 2, Section 3, and Section 5 in any underwritten offering then pending to the same extent that such Holder would have been entitled to if the Holder had not withdrawn; and provided, further, that no withdrawal from this Agreement shall terminate a Holder’s rights or obligations under Section 11 above with respect to any prior registration or underwritten offering then pending.

(q) Existing Registration Rights Agreement. This Agreement shall amend and restate the Existing Registration Rights Agreement and, as of the date hereof, the Existing Registration Rights Agreement shall terminate and be of no further force and effect, in each case with respect to TD and the Ricketts Stockholders (as defined in the Existing Registration Rights Agreement).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

TD AMERITRADE HOLDING CORPORATION

By:
Name:
Title:

THE TORONTO-DOMINION BANK

By:
Name:
Title:

RODGER O. RINEY FAMILY VOTING TRUST U/A/D 12/31/2012 BY RODGER O. RINEY, ITS VOTING TRUSTEE

By:
Name:
Title:

Ricketts Stockholders

J. Joe Ricketts

Marlene M. Ricketts

[Signature Page to Registration Rights Agreement]

Marlene M. Ricketts 1994 Dynasty Trust

By:
Name:
Title:

J. Joe Ricketts 1994 Dynasty Trust

By:
Name:
Title:

Ricketts Grandchildren Trust

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Exhibit A

Form of Counterpart to Registration Rights Agreement

The undersigned is executing and delivering this counterpart pursuant to that certain Registration Rights Agreement, dated as of [            ] (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Registration Rights Agreement”) by and among TD Ameritrade Holding Corporation, a Delaware corporation (the “Parent”), The Toronto-Dominion Bank, a Canadian chartered bank (“TD”), Rodger O. Riney, as Voting Trustee of the Rodger O. Riney Family Voting Trust U/A/D 12/31/2012, created under the Voting Trust Agreement dated December 31, 2012, as amended on January 21, 2016, and the other stockholders described therein. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Registration Rights Agreement.

By executing and delivering this counterpart to the Registration Rights Agreement, the undersigned hereby adopts and approves the Registration Rights Agreement and agrees, effective commencing on the date hereof and as a condition to the undersigned’s becoming a Stockholder Transferee of [            ], to become a party to, and to be bound by and comply with the provisions of, the Registration Rights Agreement in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement. The undersigned hereby represents and warrants that it is a Stockholder Transferee of [            ] and has acquired Registrable Securities in a Transfer in compliance with all applicable contractual restrictions between the applicable Holder and Parent.

[NAME OF TRANSFEREE]

By:
Name:
Title:

Address for Notices:
[ ]
Attention:	[ ]
Phone:	[ ]
Facsimile:	[ ]
E-Mail:	[ ]

with a copy (which shall not constitute notice) to:

[ ]
Attention:	[ ]
Phone:	[ ]
Facsimile:	[ ]
E-Mail:	[ ]

Exhibit B

Ricketts Stockholders

Name	Address for Notices
J. Joe Ricketts Marlene M. Ricketts Marlene M. Ricketts 1994 Dynasty Trust J. Joe Ricketts 1994 Dynasty Trust Ricketts Grandchildren Trust

Hugo Enterprises LLC

Attention:     Alfred Levitt

Phone:          (301) 452-9230

Facsimile:     (866) 589-3475

E-Mail:         ALevitt@HugoLLC.com

with a copy (which shall not constitute notice) to:

Hogan Lovells US LLP

Attention:     Alan L. Dye

Phone:          (202) 637-5737

Facsimile:     (202) 637-5910

E-Mail:         Alan.Dye@HoganLovells.com